PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 20, 2024
to Prospectus and Updating Summary Prospectus dated May 1, 2024
This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectuses") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement describes changes to a variable investment option available in Annuity contracts issued by Pruco Life Insurance Company. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

Portfolio Name Change:
Effective on or about March 3, 2025 (“Effective Date”), all references to the NVIT Emerging Markets Fund Class D are changed as follows:

Current Portfolio Name	New Portfolio Name
NVIT Emerging Markets Fund Class D	NVIT Fidelity Institutional AM® Emerging Markets Fund – Class D

Portfolio Subadvisor Changes:
Effective on or about March 3, 2025 (“Effective Date”), the following revision will be made to the table in “Appendix A – Portfolios Available Under the Annuity” to reflect changes to the Subadvisors for the NVIT Emerging Markets Fund Class D portfolio.

Portfolio Name	Subadvisor Removal	Subadvisor Addition
NVIT Fidelity Institutional AM® Emerging Markets Fund – Class D (formerly NVIT Emerging Markets Fund Class D)	NS Partners Ltd	FIAM LLC

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
PLAZ-497-SUP1